Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Timing of Equity Grants.

The Board did not grant any stock options or similar option-like instruments during 2025 to any of our named executive officers. Our policy is to prohibit any grants of stock options or similar awards in advance or anticipation of the release of material non-public information that is likely to result in changes to the price of our common stock, such as a positive or negative earnings announcement, and not time the public release of such information based on the grant dates of stock options option or similar awards. In addition, neither our Board or the Compensation Committee takes material non-public information into account when determining the terms of stock options or similar awards.

Award Timing MNPI Considered	false